Exhibit 99.1

Up North Hosting, LLC

Financial Statements

as of December 31, 2020

Up North Hosting, LLC

December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of Up North Hosting, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Up North Hosting, LLC (the “Company”) as of December 31, 2020, and the related statements of operations, members’ equity, and cash flows for the year ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the year ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1, the Company has incurred losses, had an accumulated deficit as of December 31, 2020 and has relied on contributions from members to support operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ Friedman LLP
We have served as the Company’s auditor since 2021.
New York, New York
January 18, 2022

Up North Hosting, LLC

December 31, 2020

Financial Statements

Balance Sheet

December 31,
2020
Assets
CURRENT ASSETS
Cash	$9,093
Accounts Receivables	16,267
Due From Related Parties	32,298
Unbilled Receivables	50,906
Prepaid and Other	12,640
Total Current Assets	121,204

Fixed Assets, Net	1,212,485
Security Deposit	34,435
Total Assets	$1,368,124

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$17,420
Accrued liabilities	156,282
Paycheck Protection Program Loan	23,700
Total Liabilities	197,402

MEMBERS’ EQUITY
Members’ Equity	$1,177,265
Accumulated Deficit	(6,543)
Total Members’ Equity	1,170,722
Total Liabilities and Members’ Equity	$1,368,124

The accompanying notes are an integral part of these audited financial statements

Up North Hosting, LLC

December 31, 2020

Statement of Operations

December 31,
2020
Revenues
Hosting Services	$226,580
Hosting Services – Related Parties	629,879
Other Service Arrangements – Related Parties	26,093
Other Service Arrangements	15,011
Total Revenue	897,563

COSTS AND EXPENSES
Cost of revenues	724,618
Depreciation expense	80,911
Selling, general, and administrative	270,728
Total Costs and Expenses	1,076,257
OPERATING LOSS	(178,694)

OTHER INCOME
Miscellaneous income	5,320
Total Other Income	5,320

NET LOSS	$(173,374)

The accompanying notes are an integral part of these audited financial statements

Up North Hosting, LLC

December 31, 2020

Statement of Members’ Equity

	Members’ Equity	Retained Earnings (Deficit)	Total Members’ Equity

BALANCE, December 31, 2019	$1,194,670	$166,831	$1,361,501
Members’ Distributions	(17,405)	-	(17,405)
Net Loss	-	(173,374)	(173,374)
BALANCE, December 31, 2020	$1,177,265	$(6,543)	$1,170,722

The accompanying notes are an integral part of these audited financial statements

Up North Hosting, LLC

December 31, 2020

Statement of Cash Flow

December 31, 2020
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(173,374)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	80,911
Change in assets and liabilities:
Due from Related Parties	(1,057)
Accounts receivable	(11,392)
Unbilled accounts receivable	85,239
Prepaid and other assets	(36,032)
Accounts payable	(61,163)
Accrued expenses	116,633
Net cash used in operating activities	(235)

Cash Flows from Investing Activities
Purchase of property and equipment	(16,800)
Net cash used in investing activities	(16,800)

Cash Flows from Financing Activities
Proceeds from paycheck protection program loan	23,700
Member Distributions	(17,405)
Net cash provided by financing activities	6,295

Net decrease in cash	(10,740)
Cash, beginning of the year	19,833
Cash, end of year	$9,093

The accompanying notes are an integral part of these audited financial statements

Up North Hosting, LLC

December 31, 2020

Notes of Financial Statements

NOTE 1 – NATURE OF THE BUSINESS

Organization and Nature of Business

Up North Hosting (“Up North”, “the Company”) is a Limited Liability Company (“LLC”) formed in the State of New York on April 3, 2018. Up North is 50% owned by TTM Digital Assets & Technologies Inc. (“TTM”) and BWP Holdings, LLC (“Bitworks”), collectively referred to as the “members”. Each member’s liability is limited to their respective capital contribution. The Company is a computer hosting company specializing in data center development and management. Up North specializes in Graphics Processing Unit (“GPU”) and Application Specific Integrated Circuit (“ASIC”) hosting services, providing GPU-based cloud hosting at scale. Up North owns and operates a data center in the Niagara Falls region of New York, providing over 2-Mega Watts, of cost-competitive, Green Power to customers. The Company supports clients with the primary focus on digital asset mining and machine learning.

Up North has full automation of building-wide HVAC systems, providing advanced thermal management for all managed compute. The Company also manages the software loads for all hosted compute, and does not hold custody of any digital assets mined. Our customers maintain control of their revenue with Up North providing end-to-end management.

The Company accounts for revenue with its member’s under a Property Use Agreement (“the agreement”). Effective June 1, 2018, the Company and its members entered into an agreement which grants to each of the members an exclusive right and license to occupy and use one-half of the licensed premises. In exchange for the right to license, the members agreed to pay for all costs associated with the ownership and operation of the premises as outlined in the Property Use Agreement, which includes, without limitation (i) the amount of all property taxes; (ii) all utility costs (iii) all water costs (iv) all costs associated with maintenance and repairs of the property and/or datacenter, (v) all security costs, (vi) all landscaping, and groundskeeping and (vii) all costs associated with personnel hired to run and operate the licensed premises. Each member will be responsible for their pro-rata portion of electricity utilized during each cycle. All payments in connection with the property use agreement were recorded as hosting services revenue in the statement of operations for the year ended December 31, 2020. In addition, the Company earns revenue with third parties and accounts for fees earned in connection with the respective contracts with the customers, and the pro-rata portion of electricity utilized.

Liquidity, Financial Position, and Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a loss of $173,374 during the year ended December 31, 2020, and had an accumulated deficit of $6,543 as of December 31, 2020. The Company has historically relied on contributions from its’ members to meet obligations. In addition, the Company has relied upon its members to substantially cover all operating expenses of the Company per the Property Use Agreement as mentioned above.  As such, the Company places significant reliance on its members to fund the operations of the Company. These matters raise substantial doubt about the Company’s ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of asset amounts or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern within one year after the date the financial statements are issued.

Up North Hosting, LLC

December 31, 2020

On November 2, 2021, the 50% owned by Bitworks was acquired by Down South Hosting, LLC, a wholly-owned subsidiary of TTM Digital Assets & Technologies, Inc, (“TTM”) and an indirect wholly-owned subsidiary of Sysorex, Inc. a public company.

Funding the Company’s operations on a go-forward basis will rely significantly on the Company’s ability to continue to receive funding from TTM its parent company that mines cryptocurrency. TTM expects to generate ongoing revenues from the mining of cryptocurrencies, primarily Ethereum currency rewards, in its mining facilities. The Company’s ability, through TTM to liquidate Ethereum currency rewards if needed at future values will be evaluated from time to time to generate cash for operations. To the extent that the Company is unable to execute their plan, the Company may require additional funding and contributions.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP.”)

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates. Changes in such estimates could affect amounts reported in future periods.

Cash

Cash balances at the banks are insured by the Federal Deposit Insurance Corporation subject to certain limitations. At times cash balances may exceed federally insurable amounts. For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be considered cash equivalents. The Company had no cash equivalent’s as of December 31, 2020.

Up North Hosting, LLC

December 31, 2020

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Based on management’s evaluations no impairment charge was deemed necessary for the year ended December 31, 2020.

Property and Equipment, net

Property and equipment are recorded at cost less accumulated depreciation and amortization. The Company depreciates its property and equipment for financial reporting purposes using the straight-line method over the estimated useful lives of the related assets, which range from three to fifty years. The costs of additions and betterments are capitalized, while repair and maintenance costs are charged to operations in the periods incurred.

Income Taxes

The Company is a limited liability Company treated as a partnership for federal and state income tax purposes, with all income taxes and/or credits being passed through to the members.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services.

To achieve this core principle, five basic criteria must be met before revenue can be recognized:

●	Identification of the contract, or contracts, with a customer;

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when, or as, the Company satisfies a performance obligation.

The Company’s primary revenue source is the hosting services provided to cryptocurrency miners and other customers looking to host their servers within the data center. When a party engages The Company to provide hosting services for their equipment, the Company acts as the principal in these arrangements. They are the responsible party to provide services to the customer. This includes all GPU-related customers and other third-party hosting customers. The Company receives discounted power rates through their agreement with the utility providers and sets the pricing charged to the customer based on then individual arrangement.

Up North Hosting, LLC

December 31, 2020

The Company recognizes the revenues each month, with the variability, created by the allocation of the utility usage. Judgement is required in determining whether the Company is the principal or the agent in such arrangements with customers in accordance with ASC 606. The Company has assessed that it controls the price of each arrangement and bears the risk of loss in non-payment on services and electricity costs. As a result, The Company accounts for these arrangements as the principal under ASC 606.

Accounts Receivable and Contract Balances

Accounts receivable are stated at the amount management expects to collect. An allowance for doubtful accounts is recorded based on a combination of historical experience, aging analysis, and information on specific accounts. Account balances are written off against the allowance after all means of collection have been exhausted, and the potential for recovery is considered remote. As of December 31, 2020, there was no allowance for doubtful accounts.

Contract assets primarily relate to the Company’s rights to consideration for services provided to customers. A contract asset is created when there is a difference between the amount of revenue recognized and the amount of consideration received from the customer. Contract assets are reclassified as accounts receivable as services are provided and billed and collected within the year. As of December 31, 2020 contract assets consisted of unbilled receivables in the amount of $50,906.

NOTE 3- Property & Equipment, net

Property and equipment, net consisted of the following as of December 31, 2020:

Building	$513,388
Electrical Infrastructure Assets	525,097
Machinery & Equipment Assets	29,584
Mechanical (HVAC) Assets	270,670
Server and network assets	50,246
1,388,985
Less: accumulated depreciation and amortization	(176,500)
$1,212,485

NOTE 4- Members’ Equity

During the year ended December 31, 2020, the Company distributed $17,405 to its members.

NOTE 5- Concentration of Risk

The following table sets forth the percentages of sales derived by the Company from those customers that accounted for at least 10% of sales):

	December 31, 2020
	$	%
Customer A (Related Party)	421,393	47%
Customer B	226,580	25%
Customer C (Related Party)	208,486	23%

Up North Hosting, LLC

December 31, 2020

As of December 31, 2020, Customers B represents 100% of total accounts receivable. As of December 31,2020, Customer A represents 100% of Due from Related Parties.

The Company has a geographic concentration risk with all GPU based cloud hosting conducted within New York. Any legislation that restricts or banks the mining of proof-of-work digital asset mining in New York State would have a negative impact on the Company’s ability to operate and generate revenues from its existing customer base.

Up North uses only one electrical supplier. A loss of electricity would materially and adversely affect Up North’s operations. A power outage or loss of access to the electrical grid or loss by the grid of cost-effective sources of electrical power generating capacity. Given the power requirement, it would not be feasible to run backup power generators in the event of a power outage.

NOTE 6- Paycheck Protection Program Loan

In April 2020 the Company obtained a loan from City National Bank (the “Loan”) in the amount of $23,700 pursuant to the Paycheck Protection Program (“PPP”) under Division A, Title 1 of the Coronavirus, Aid, Relief, and Economic Security Act enacted March 27, 2020 (“CARES Act”) as implemented by the U.S Small Business Administration (“SBA”). The loan accrues interest at a rate of one percent (1%) and matures on April 21, 2022. The Company applied for forgiveness of the Loan in the amount equal to the loan proceeds. The Loan forgiveness application was approved by City National Bank in March 2021.

NOTE 7- Related Party Transactions

The Company earned revenue from its members’ totaling $ 629,879 for the year ended December 31, 2020, as referenced in Note 5, which represents the members pro-rata share of electricity expenses and portion of operating expenses. As a result, as of December 31, 2020, the Company had $32,918 in Due from Related Parties; see Concentration of risk.

As of December 31, 2020, the Company had approximately $156,282 of Accrued expenses. This includes $113,005 due to members for expense reimbursements.

The Company had unbilled receivables as of December 31, 2020 with related parties in the amount of $38,715.

NOTE 8- Subsequent Events

On November 2, 2021, Bitworks (“Seller”), and Down South Hosting, LLC, a Delaware limited liability company (“Purchaser”), an indirect wholly-owned subsidiary of Sysorex, Inc., a Nevada corporation, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to purchase from Seller a fifty percent (50%) membership interest in Up North Hosting LLC As a result of the Transaction, The Company became an indirect wholly-owned subsidiary of Sysorex, Inc.